UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

450 Wireless Blvd.,  Hauppauge, NY    11788

(Address of principal executive offices)

(Zip code)

Emile Molineaux, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

4/30

Date of reporting period:  4/30/09

Item 1.  Reports to Stockholders.

ANNUAL REPORT

APRIL 30, 2009

CLASS A SHARES  (EASAX)

CLASS C SHARES  (EASYX)

CLASS I SHARES  (EASIX)

1-877-EAS-0757

(1-877-327-0757)

www.EASfunds.com

Distributed by Northern Lights Distributors, LLC

Member FINRA/SIPC

INTRODUCTION

As Tom Hanks, playing the title character in the 1994 movie “Forrest Gump,” said to a stranger at the bus stop, “life is like a box of chocolates…you never know what you’re gonna get.”  Eighteen months ago, many forecast financial pain, as the bad news in the credit markets had started a few months earlier.  Few if any market participants fully discounted what would actually occur: a lesson to all of us that just because something has never, ever happened before in our lifetime (or in some cases, in the history of the civilized world), do not assume that it can not.  Put another way: 2008 and the first four months of 2009 taught all of us that the risk management approach taken in one’s investment portfolio is more important than any other aspect of investing.   Risk management is more important than profit “potential,” more important than how thorough your research was, and certainly more important than the past performance of an investment strategy.

It is not a “new world” of investing we find ourselves in.  However, it is definitely not the one we breezed through in the 1980s and 1990s.  Your portfolio team has been well aware of that for some time, and it is a major reason why we launched the EAS Genesis Fund in the first place.

Does good risk management prevent you from losing money over short or long-term periods of time?  NO.  Does it have the potential to keep more of your assets intact versus investment strategies that consider time their ally (i.e., those who say not to worry about market bumps from year to year – be a long-term investor, it will all work out)?  In our opinion: YES.

MARKET PERFORMANCE REVIEW

Apparently, our belief that “style box investing”  (i.e. - allocating one’s portfolio among different segments of the stock market based on company size, geographic region, or the growth/value paradigm) is largely a misguided approach was borne out during the first 8½ months of your Fund’s life.  The stock market, as measured by the S&P 500 Index, stood at 1293 at close-of-business on the Fund’s August 14, 2008 inception date.  On April 30, 2009, the last date covered by this report, it was at 873.  The S&P 500 lost over 30% of its value in 8½ months.  Indices that track equity markets around the globe fell hard, proving the old Wall Street saying that the only thing that goes up when the stock market goes down is correlation – that is, when they fall, they all fall together.

Most bond categories fell too, except for U.S. Treasuries, as the “flight to quality” caused investors to flee nearly anything that did not have U.S. Government backing.  In fact, Treasuries surged in price, which caused T-bond yields to fall.  The benchmark 10-year U.S. Treasury Bond had a yield of about 3.9% when your Fund started in August of 2008.  Over the next 8½ months, it dropped to the 2% area before recovering to about 3.1% by April 30, 2009.

As evidence of just how tough it was to generate returns, consider these open-end (OE) mutual fund category returns (source: Morningstar), from 8/14/08 – 4/30/09, with our commentary in italics:

While U.S. Government Funds benefitted from the temporary popularity of Treasury securities...

US OE Long Government	6.30
US OE Intermediate Government	5.83
US OE Short Government	4.05
… Bond funds that take on some credit risk failed to earn money…
US OE Long-Term Bond	-3.65
US OE World Bond	-3.73
US OE Ultrashort Bond	-4.31
US OE Inflation-Protected Bond	-4.76
US OE Multisector Bond	-8.45
US OE Emerging Markets Bond	-11.25
US OE Retirement Income	-12.92
…and a typically unexciting and steady category shocked its investors as the debt crisis ensued. US OE Bank Loan	-16.68
It didn’t matter what stock “style box” you owned in the U.S…
US OE Large Growth	-30.10
US OE Large Blend	-30.24
US OE Mid-Cap Value	-30.34

US OE Mid-Cap Blend	-30.73
US OE Small Value	-31.71
US OE Mid-Cap Growth	-32.28
US OE Small Blend	-32.52
US OE Small Growth	-33.06

…and the alleged diversification benefits of International? Apparently little or none. US OE Diversified Pacific/Asia	-28.56
US OE Diversified Emerging Mkts	-33.03
US OE Foreign Large Blend	-34.07
US OE Europe Stock	-36.40
US OE Latin America Stock	-85.10
Financial stocks, at the center of the storm, recovered in March and April but still suffered mightily over the period… US OE Financial	-31.52
…and even income-oriented stock funds fell hard.
US OE Utilities	-29.67

US OE Real Estate	-43.46
Traditional sources of “Hybrid” investments preserved capital fairly well compared to stocks...
US OE Conservative Allocation	-13.18
US OE Long-Short	-13.36
US OE High Yield Bond	-14.15
US OE Convertibles	-20.18
…but most importantly, traditional asset allocation approaches failed to deliver satisfactory results…

US OE Moderate Allocation	-21.02
US OE Target Date 2011-2015	-21.24
US OE Target Date 2016-2020	-21.94
US OE World Allocation	-23.10
US OE Target Date 2021-2025	-26.39
US OE Target Date 2026-2030	-27.54
US OE Target Date 2031-2035	-28.68
US OE Target Date 2036-2040	-29.62
US OE Target Date 2041-2045	-29.84
US OE Target Date 2050+	-30.15

Finally, despite an energetic “Bear Market Rally” to end the period, funds that short stocks for a living ruled the market… US OE Bear Market	14.53

Morningstar proprietary ratings reflect risk-adjusted performance through April 30, 2009.  The ratings are subject to change every month.  Morningstar ratings are calculated from the funds’ 3, 5 and 10-year returns (as applicable), with fee adjustments in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day T-Bill returns.  The top 10% of the funds in a rating universe receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star.

* ©2007 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. Equity Style Box: Placement within the Morningstar® Equity Style Box™ is based on two variables: relative median market capitalization and relative price valuations (price-to-book and price-to-earnings) of the fund’s portfolio holdings. All of these numbers are drawn from the fund portfolio holding figures most recently entered into Morningstar’s database and the corresponding market conditions.

FUND PERFORMANCE, ATTRIBUTION AND POSITIONING

Against this backdrop of extremely difficult market conditions, your Fund declined by a net 12% from inception through April 30, 2009.  Put another way, the EAS Genesis Fund outperformed every growth-oriented category listed above.  We hope that puts in perspective how our investment approach served you during the worst market environment ever experienced by the vast majority of today’s investors.

The performance quoted above was calculated through the Fund’s fiscal year ending April 30, 2009.  Standardized performance results must be shown through the Fund’s most recent quarter-end.  As such, the performance data in the table below is shown through March 31, 2009 and does not include April 2009 in year-to-date and since inception performance calculations.

Fund Performance Through March 31, 2009	YTD	1Y	3Y	5Y	Since Fund's Inception (1)

EASAX (A shares)	-1.16%	N/A	N/A	N/A	-13.84%

EASIX (I shares)	-1.16%	N/A	N/A	N/A	-13.82%

S&P 500	-11.01%	-38.09%	-13.06%	-4.76%	-37.16%

50% S&P 500 / 50% Barclays Aggregate Bond Index	-5.45%	-17.48%	-3.64%	-0.32%	-16.52%

MSCI EAFE	-13.94%	-46.51%	-14.47%	-2.18%	-40.91%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-877-EAS-0757.

(1) The Fund’s inception date is August 14, 2008. The Fund offers 3 share classes (A, C and I). Maximum sales charge (load) as a percentage of offering price is 5.50%. See Prospectus for details.  Annual Operating expense ratios for each share class are 2.93% for Class A, 3.68% for Class C and 2.68% for Class I.

Our cash allocation was raised and lowered several times during the 8½ months, but finished the year close to where it stood as of 9/30/08, at 25% of Fund assets.  That alone speaks volumes about our willingness to stay on the sidelines with a noticeable portion of the Fund when market conditions dictate.  We believe that to achieve solid long-term returns, aggressive investing is not necessary, but opportunistic investing can help.  There is a big difference, as the relative return of your Fund has showed since its August 14, 2008 debut.

The Fund was also aided by our use of tactical strategies when near-term opportunities presented themselves.  This tactical portion of the portfolio will continue to be a useful, flexible piece of the Fund’s overall strategy as long as the markets continue to be chaotic.  As a result of the above-normal reliance on tactical portfolio management within the overall Fund, the amount of trading in both volume and number of trades was much higher than we would expect in a typical year.  Of course, this period was anything but typical.  We are already seeing signs that our activity will slow down, as positions are being more firmly established.  Importantly, many of those positions are in mutual funds whose managers operate very flexibly, which essentially means we are deferring more of the short-term transaction work to the fund managers we analyze and select.  Still, we will not be bashful in doing whatever is necessary to protect shareholders from future bouts with bear markets.

Performance during the period varied greatly by portfolio sub-strategies, as one would expect in a chaotic market environment.  The majority of the portfolio’s decline can be attributed to the holdings in the Concentrated Equity sub-strategy.  Within this portfolio, Fairholme Fund had the biggest negative impact.  The fund takes a very long-term approach to investing in a limited number of positions, so it is more likely to have periods of outsized short-term decline than a more diversified fund.  We tried and failed to profit from the very volatile CGM Focus Fund, as famed manager Ken Heebner’s portfolio holdings were hit particularly hard during the fourth quarter of 2008, and again in January and February of 2009.  Our position in this fund was limited by design, given its high volatility even compared with other concentrated mutual funds.  Offsetting these performance detractors were gains of over 20% each in Ariel Appreciation Fund and FMI Large Cap Fund, which we obtained in December and March, respectively, following major market corrections.  Our position in Grizzly Short, which shorts stocks of small and midsize companies, helped keep this sub-strategy stable during the period, though the sweeping rally of March and April caused the gains to evaporate.  This is a fund that we use to hedge other holdings, not as a “tactical” short position in the Fund, so its decline was offset by noticeable gains in both equity funds and in occasional tactical long positions in equity index ETFs.

The Hybrid sub-strategy, our firm’s flagship investment style, contributed positively to performance during the period showing why our use of hedged mutual funds can be such a valuable tool within a broader portfolio, in most market climates.  Hybrid was the largest segment of the Fund during the entire period, as we have yet to move from a defensively-tilted posture in our outlook and positioning since well before the Fund was created.

While core positions such as Leuthold Asset Allocation Fund and Gateway Fund contributed negatively during the period, our holdings in a trio of Hybrid funds all added value to the Fund These three include Caldwell and Orkin Market Opportunity, FPA Cresent Fund and Hussman Strategic Growth Fund.

The Global Cycle sub-strategy played a limited role in the Fund during the period, but in the spring of 2009, we started to edge up the allocation to our longest time horizon strategy.  A pair of equity funds managed by Asia-specialist Matthews (one devoted to India, another to China), contributed nicely to the Fund’s overall return, as each produced a return of over 20% following our purchase of them in mid-January.  We also generated tactical profits from positions both long and short the Emerging Market index. Our position in a Natural Gas ETF detracted from performance.

Our Tactical sub-strategy was by far the most active portion of the Fund.  It served as an excellent volatility modulator, though the total impact was negligible on the Fund’s returns in the period.  Gains and losses largely offset each other.

While this part of the Fund will typically be up to 15% of assets, there were brief periods where we felt that market conditions were such that a higher weighting (up to 30%) was the most effective way to pursue profits for short periods of time, instead of stockpiling cash.  While there may be more periods like this in the future, as of 4/30/09 we had clearly determined that market conditions allowed us to shift more of the burden of day-to-day decision-making to the funds we research and allocate to, and take less of the effort into our own hands.  We are prepared to reverse that trend again if market conditions demand it, though that is not our expectation at this point.

We are also proud to report that as of 4/30/09, according to our calculations, the Fund was nearly break-even on a “dollars in, dollars out” basis.  In other words, the Fund’s value on that date was about $826,000 less than the total assets invested in the Fund through that date.  On an invested asset base of about $58.7MM, that is about a 1.4% decline.  Of course, the Fund’s NAV is based on very different factors.  However, what this shows is that while many Fund shareholders are still in the red since inception, in aggregate the Fund’s shareholders have nearly broken even.  In a down -30% stock market environment (if one invested in an index fund when the EAS Genesis Fund started), that is an accomplishment we can all celebrate….at least for a moment.

TRENDS IN FUND ASSET GROWTH

We also took the Fund from launch date to profitability in about six months, and reached what we considered to be the first “critical mass” point, crossing $50MM in assets during March, and closing the period at just over $57MM.  The Fund’s early asset flows were, as we expected when we first conceived the Fund, primarily from clients of our wealth management firm, Emerald Asset Advisors (EAA).  However, the trend is clearly falling in line with our original plan of  attracting assets from other financial advisors.  Consider that as of 9/30/08, approximately $9.4MM of the $9.8MM (or 96% of assets) in the Fund were from EAA clients.  By 12/31/08, EAA clients were $22MM of the Fund’s $34MM assets (65%), and as of 4/30/09, EAA clients were $28MM out of $57MM in the Fund (48%).  In sum, we have materially shifted the balance of shareholder composition in a mere seven months and continue to do so.

Over the past 8½ months, we have also succeeded in establishing numerous selling agreements with new broker dealers and have our Fund activated on several platforms where an Agreement already exists with our series trust, the Northern Lights Fund Trust.  We have made progress on this front with various platforms and this initiative continues.

With respect to our general sales efforts, from 12/31/08 to 4/30/09, our Fund has grown from $33MM to $57MM respectively.  As the Fund becomes activated on several more broker-dealer platforms, we believe that will open the doors to a substantial inflow of capital from advisors who have taken a keen interest in the Fund.  In the meantime, we continue to build strong momentum with an increasing number of advisors with whom we have been speaking for some time.  Our goal is to reach a minimum of $100MM by the end of this year, if not before.

THE ROAD AHEAD

Do the next twelve months shape up as another “box of chocolates?”

As recently as March, the general investor attitude sounded like this:

1.

The U.S. economy is lousy – credit is tight, jobs are being lost, frustration is building

2.

The Global economy is lousy – the assumption that some geographic areas are immune to problems in others has been proved false

3.

The stock market is equally divided between three types of people:

a.

Those who are greedy

b.

Those who are corrupt

c.

Those who possess both qualities

There is no denying the poor state of the economy.  However, the economy and investing to preserve and grow capital are two different things.  Markets often move ahead of the actual change in the economy, so we are looking closely for signs that this is occurring and more importantly, how we can capitalize on it.

That is not to say it cannot get worse, but there comes a point where the benefit of playing the “Armageddon” scenario dwindles, then evaporates.  We believe that with many alleged “long-term investors” rushing to Treasuries and away from all things growth-oriented, that process is underway.  What that means for your Fund’s investment team is that we are as bullish on growth assets for a 3-year horizon as we have been at any time since 2003.

We would advise investors to stop obsessing about “calling the bottom.”  Bottoms in most financial markets are usually not an event but a process, often a lengthy one.  Recoveries are more like gradually paying off your mortgage than winning the lottery and seeing instant millions.  However, as the old New York lottery slogan said, “you’ve got to be in it to win it.”  The key is, what form of “in it” do you want to take?  Suffice it to say that we recommend an approach that has one foot in the door, with the other prepared to go in either direction.

It would not surprise us at all if bond funds that invest in high-quality U.S. bonds were the next thing we describe as having the “worst period in many years.”  The pending U.S. Government stimulus package, combined with our belief that market emotion is a cycle that repeats itself over and over again, causes us to start looking for areas where long-term profits can be made.  There are also some fundamental changes occurring in consumer patterns – saving more, paying down debt – which will eventually set up a new up cycle for the markets and economies of the world.

For now, we view ourselves as navigating through the transition period from a cycle of decreasing asset prices to one in which markets will be “choppy” but appealing to those who know how to be opportunistic.  If and when those changes eventually become clearer, we will likely shift from our current posture to one that seeks to capture more of the stock market’s upside.  That means we will place more emphasis on the growth strategies we use in the portfolios, Concentrated Equity and Global Cycle.  Until then, we will look to proceed cautiously but be opportunists whenever we can.

We leave you with this quote from David Swensen, who runs the Yale Endowment Fund:

“Nobody said this was easy.  You’ve got to do an enormous amount of work to get it right.”

And that, dear friends, is what we intend to do with the trust and faith you have put in us as a shareholder of the EAS Genesis Fund.  We’re glad you chose to join our very committed team as we strive to achieve financial success together.

With warm regards,

Robert A. Isbitts

Chief Investment Officer

Emerald Asset Advisors, LLC, advisor to the EAS Genesis Fund

Disclosures:

An investor should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. This and other information about the EAS Genesis Fund is contained in the Fund’s prospectus, which can be obtained by calling 1-877-EAS-0757 (1-877-327-0757). Please read the prospectus carefully before investing. The Fund is distributed by Northern Lights Distributors, LLC, member FINRA/SIPC.

Mutual Funds involve risk including possible loss of principal. The Fund may invest in small, less well-known companies, which may be subject to more erratic market movements than large- cap stocks; foreign securities, which are subject to currency fluctuations and political uncertainty; and derivative securities, which may carry market, credit, and liquidity risks. These risks may result in greater share price volatility.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-877-EAS-0757.

An index is an unmanaged group of stocks considered to be representative of different segments of the stock market in general. You cannot invest directly in an index.

The S&P 500 Index is an unmanaged composite of 500-large capitalization companies. The index is widely used by professional investors as a performance benchmark for large-cap stocks.

The Lehman Brothers Aggregate Bond Index is comprised of approximately 6,000 publicly traded bonds including the U.S. Government, mortgage-backed, corporate and Yankee bonds with an average maturity of 10 years.

The Fund’s inception date is August 14, 2008. The Fund offers 3 share classes (A, C and I). Maximum sales charge (load) as a percentage of offering price is 5.50%. See Prospectus for details.  Annual Operating expense ratios for each share class are 2.93% for Class A, 3.68% for Class C and 2.68% for Class I.

Review Code:  0694-NLD-5/29/2009

EAS Genesis Fund
PORTFOLIO REVIEW
April 30, 2009

The Fund's performance figures* for the period ended April 30, 2009, as compared to its benchmark:
Inception** - April 30, 2009

EAS Genesis Fund - Class A	(12.13%)
EAS Genesis Fund - Class A with load	(16.95%)
EAS Genesis Fund - Class C	(12.33%)
EAS Genesis Fund - Class I	(12.01%)
EAS Genesis Blended Index***	(13.26%)
S&P 500 Total Return Index	(31.15%)

Comparison of the Change in Value of a $10,000 Investment

* The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.    The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  For performance information current to the most recent month-end, please call 1-877-327-0757.

** Inception date is August 14, 2008
*** EAS Genesis Blended Index is a blend of the S&P 500 Total Return (50%) and the Barclay's Capital US Aggregate Bond Index (50%).

Top Ten Holdings by Industry	% of Net Assets
Value Funds	17.0%
Asset Allocation Funds	15.6%
Contrarian Funds	14.7%
Market Neutral Funds	12.3%
Growth Funds	9.7%
Specialty Funds	4.9%
Emerging Markets Funds	3.8%
Debt Funds	1.4%
Commodity Funds	1.1%
Other, Cash & Cash Equivalents	19.5%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund's holdings.

EAS Genesis Fund
PORTFOLIO OF INVESTMENTS
April 30, 2009
Shares			Value

	OPEN ENDED MUTUAL FUNDS - 69.6%
	ASSET ALLOCATION FUNDS - 15.6%
76,680	Calamos Growth and Income Fund		$ 1,744,468
113,847	Comstock Capital Value Fund		357,479
87,488	Federated Market Opportunity Fund		949,240
112,834	FPA Crescent Fund		2,307,447
237,423	Leuthold Asset Allocation Fund		1,771,179
57,493	Permanent Portfolio		1,891,532
			9,021,345
	DEBT FUND - 1.4%
131,820	Payden High Income Fund		817,282

	CONTRARIAN - 6.6%
305,017	Federated Prudent Bear Fund *		1,994,812
267,139	Grizzly Short Fund		1,811,201
			3,806,013
	EMERGING MARKETS - 3.8%
42,654	Matthews China Fund		718,720
80,698	Matthews India Fund		727,895
146,267	T Rowe Price Africa & Middle East Fund		763,514
			2,210,129
	GROWTH - 9.7%
174,768	Hussman Strategic Growth Fund		2,333,154
102,458	Jensen Portfolio		1,949,776
64,223	Nakoma Absolute Return Fund *		1,350,618
			5,633,548
	MARKET NEUTRAL - 12.3%
133,628	Calamos Market Neutral Income Fund		1,395,076
103,591	Caldwell & Orkin Market Opportunity Fund		2,200,283
62,530	Diamond Hill Long-Short Fund		851,028
123,425	Gabelli ABC Fund		1,160,197
63,533	Gateway Fund		1,482,861
			7,089,445
	SPECIALTY - 3.2%
77,170	Cohen & Steers International Realty Fund, Inc.		611,955
36,243	Kensington Global Infrastructure Fund		537,114
69,840	Winslow Green Growth Fund *		675,352
			1,824,421
	VALUE - 17.0%
88,689	Ariel Appreciation Fund		2,119,657
71,369	Fairholme Fund		1,633,633
169,129	FMI Large Cap Fund		1,917,919
84,481	Greenspring Fund, Inc.		1,738,619
125,046	Professionally Managed Portfolios - The Osterweis Fund		2,420,891
			9,830,719

	TOTAL OPEN ENDED MUTUTAL FUNDS	( Cost - $39,360,728)	40,232,902

See accompanying notes to financial statements.

EAS Genesis Fund
PORTFOLIO OF INVESTMENTS
April 30, 2009
Shares			Value

	EXCHANGE TRADED FUNDS - 10.9%
	COMMODITY FUND - 1.1%
7,300	iShares COMEX Gold Trust *		$ 637,582

	CONTRARIAN - 8.1%
62,000	ProShares Short Dow30		4,339,380
4,000	ProShares Short MSCI EAFE		335,040
			4,674,420
	SPECIALTY - 1.7%
30,000	Market Vectors - Gold Miners ETF *		987,300

	TOTAL EXCHANGE TRADED FUNDS	( Cost - $6,477,833)	$ 6,299,302

	SHORT-TERM INVESTMENTS - 15.5%
	MONEY MARKET FUND - 15.5%
8,954,125	Goldman Sachs Financial Square Funds - Government Fund, 0.29% **
	TOTAL SHORT-TERM INVESTMENTS	( Cost - $8,954,125)	8,954,125

	TOTAL INVESTMENTS - 96.0% (a)	( Cost - $54,792,686)	$ 55,486,329
	OTHER ASSETS LESS LIABILITIES - 4.0%		2,312,571
	NET ASSETS - 100.0%		$ 57,798,900

* Non-Income producing security.
** Variable rate security. Interest rate shown is as of April 30, 2009.

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $55,132,690 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:
		Unrealized appreciation:	$ 1,713,250
		Unrealized depreciation:	(1,359,611)
		Net unrealized appreciation	$ 353,639
See accompanying notes to financial statements.

EAS Genesis Fund
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2009

ASSETS
Investment securities:
At cost	$ 54,792,686
At value	$ 55,486,329
Receivable for securities sold	1,681,598
Receivable for Fund shares sold	700,583
Dividends and interest receivable	1,213
Prepaid expenses and other assets	8,187
TOTAL ASSETS	57,877,910

LIABILITIES
Fees payable to other affiliates	13,887
Investment advisory fees payable	41,901
Distribution (12b-1) fees payable	2,829
Accrued expenses and other liabilities	20,393
TOTAL LIABILITIES	79,010
NET ASSETS	$ 57,798,900

Net Assets Consist Of:
Paid in capital [$0 par value, unlimited shares authorized]	$ 58,781,225
Accumulated undistributed net investment income	181
Accumulated net realized loss from security transactions	(1,676,149)
Net unrealized appreciation of investments	693,643
NET ASSETS	$ 57,798,900

Net Asset Value Per Share:
Class A Shares:
Net Assets	$ 13,902,761
Shares of beneficial interest outstanding	1,591,876
Net asset value, redemption price per share (Net assets/Shares of Beneficial Interest) (a)	$ 8.73
Offering price per share (a)	$ 9.24

Class C Shares:
Net Assets	$ 385,752
Shares of beneficial interest outstanding	44,218
Net asset value, redemption price per share (Net assets/Shares of Beneficial Interest) (a)	$ 8.72

Class I Shares:
Net Assets	$ 43,510,387
Shares of beneficial interest outstanding	4,977,065
Net asset value, redemption price per share (Net assets/Shares of Beneficial Interest) (a)	$ 8.74

(a) Redemptions made within 30 days of purchase may be assessed a redemption fee of 2.00%.

See accompanying notes to financial statements.

EAS Genesis Fund
STATEMENT OF OPERATIONS
For the Period Ended April 30, 2009 (a)

INVESTMENT INCOME
Dividends	$ 425,061
Interest	22,785
TOTAL INVESTMENT INCOME	447,846

EXPENSES
Investment advisory fees	204,258
Distribution (12b-1) fees:
Class A	7,896
Class C	747
Transfer agent fees	45,148
Administrative services fees	29,622
Professional fees	32,090
Accounting services fees	23,953
Organizational Costs	15,000
Registration fees	12,758
Compliance officer fees	12,740
Printing and postage expenses	12,672
Custodian fees	11,346
Trustees' fees and expenses	4,774
Insurance expense	284
Other expenses	21,201
TOTAL EXPENSES	434,489

Fees waived by the Advisor	(78,111)

NET EXPENSES	356,378

NET INVESTMENT INCOME	91,468

REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS
Net realized loss from security transactions	(1,816,471)
Distribution of realized gains from underlying investment companies	144,108
Net change in unrealized appreciation of investments	693,643
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(978,720)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$ (887,252)

(a) The EAS Genesis Fund commenced operations August 14, 2008.

See accompanying notes to financial statements.

EAS Genesis Fund
STATEMENT OF CHANGES IN NET ASSETS

For the
Period Ended
April 30, 2009 (a)
FROM OPERATIONS
Net investment income	$ 91,468
Net realized loss from security transactions	(1,816,471)
Distribution of realized gains from underlying investment companies	144,108
Net change in unrealized appreciation of investments	693,643
Net decrease in net assets resulting from operations	(887,252)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(14,450)
Class C	(218)
Class I	(95,604)
From distributions in excess of net investment income:
Class A	(14,128)
Class C	(213)
Class I	(93,473)
Net decrease in net assets from distributions to shareholders	(218,086)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	14,472,096
Class C	378,664
Class I	50,735,323
Net asset value of shares issued in
reinvestment of distributions to shareholders:
Class A	19,247
Class C	333
Class I	188,905
Redemption fee proceeds:
Class A	894
Class C	1
Class I	2,398
Payments for shares redeemed:
Class A	(822,002)
Class I	(6,071,621)
Net increase in net assets from shares of beneficial interest	58,904,238

TOTAL INCREASE IN NET ASSETS	57,798,900

NET ASSETS
Beginning of Period	-
End of Period *	$ 57,798,900
* Includes accumulated undistributed net investment income of:	$ 181

See accompanying notes to financial statements.

EAS Genesis Fund
STATEMENT OF CHANGES IN NET ASSETS (Continued)

For the
Period Ended
April 30, 2009 (a)
SHARE ACTIVITY
Class A:
Shares Sold	1,687,081
Shares Reinvested	2,238
Shares Redeemed	(97,443)
Net increase in shares of beneficial interest outstanding	1,591,876

Class C:
Shares Sold	44,180
Shares Reinvested	38
Net increase in shares of beneficial interest outstanding	44,218

Class I:
Shares Sold	5,660,031
Shares Reinvested	21,966
Shares Redeemed	(704,932)
Net increase in shares of beneficial interest outstanding	4,977,065

(a) The EAS Genesis Fund commenced operations August 14, 2008.

See accompanying notes to financial statements.

EAS Genesis Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout The Period

	Class A	Class C	Class I
	For the Period	For the Period	For the Period
	Ended	Ended	Ended
	April 30, 2009 (1)	April 30, 2009 (1)	April 30, 2009 (1)

Net asset value, beginning of period	$ 10.00	$ 10.00	$ 10.00

Activity from investment operations:
Net investment income (loss) (2)	(0.06)	(0.09)	0.04
Net realized and unrealized
loss on investments	(1.15)	(1.14)	(1.24)
Total from investment operations	(1.21)	(1.23)	(1.20)

Paid-in-capital from redemption fees (3)	0.00	0.00	0.00

Less distributions from:
Net investment income	(0.03)	(0.02)	(0.03)
Excess of net investment income	(0.03)	(0.03)	(0.03)
Total distributions	(0.06)	(0.05)	(0.06)

Net asset value, end of period	$ 8.73	$ 8.72	$ 8.74

Total return (4,5)	(12.13%)	(12.33%)	(12.01%)

Net assets, end of period (000s)	$ 13,903	$ 386	$ 43,510

Ratio of gross expenses to average
net assets (6,7)	2.34%	3.09%	2.09%
Ratio of net expenses to average
net assets (6,7)	1.95%	2.70%	1.70%
Ratio of net investment (loss)
to average net assets (6,7)	-0.90%	-1.47%	0.70%

Portfolio Turnover Rate	387%	387%	387%

(1)	The EAS Genesis Fund commenced operations on August 14, 2008.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Represents less than $0.01 per share.
(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees.
(5) Not Annualized.
(6)	The ratios of expenses and net investment (loss) to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investments companies in which the Fund invests.
(7) Annualized.

See accompanying notes to financial statements.

EAS Genesis Fund

NOTES TO FINANCIAL STATEMENTS

April 30, 2009

1.

ORGANIZATION

The EAS Genesis Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware on January 19, 2005, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.  The Fund’s investment objective is preservation and growth of capital.  The Fund commenced operations on August 14, 2008.  The Fund pursues its investment objective by investing in a broadly diversified portfolio consisting of open-end and/or closed-end investment companies, including mutual funds and exchange-traded funds (“ETFs”).

The Fund currently offers three classes of shares; Class A, Class C and Class I shares.  Class C and I shares are offered at net asset value.  Class A shares are offered at net asset value plus a maximum sales charge of 5.50%.  Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures, ongoing service fees and distribution charges.   All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.  The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day as of which such value is being determined and securities listed on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  If NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day at the bid price.  In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at “fair value” as determined in good faith by the Fund’s Board of Trustees (the “Board”) on a quarterly basis, in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).   The Procedures consider, among others, include the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.   Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

Valuation of Fund of Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).  Underlying Funds are valued at their respective net asset values as reported by such investment companies. The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157, establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Fair Value Measurement:

These inputs are summarized in the three broad levels listed below.

Level 1- quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund’s investments carried at fair value:

Valuation Inputs	Investment in Securities ($)
Level 1 - Quoted Prices	55,486,329
Level 2 - Other Significant Observable Prices	-
Level 3 - Significant Unobservable Inputs	-
TOTAL	55,486,329

In April 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”).  FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly.  FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009.  Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund’s financial disclosures.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS No. 161”). FAS No. 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS No. 161 requires enhanced disclosures about a Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on a Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS No. 161 will have, if any, on the financial statements and related disclosures.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal income tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund adopted the provisions of FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.  The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current year.  Generally, the tax authorities can examine all tax returns filed for the last three years.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.  INVESTMENT TRANSACTIONS

For the period ended April 30, 2009, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $132,881,508 and $85,226,477, respectively.

4.  INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are supervised under the direction of the Board, which is responsible for the overall management of the Fund. Emerald Asset Advisors, LLC serves as the Fund’s Investment Advisor (the “Advisor”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Advisory Agreement with the Fund, the Advisor, under the supervision of the Board, oversees the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until August 30, 2009, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, expenses of investing in Underlying Funds or extraordinary expenses, such as litigation) do not exceed 1.95%, 2.70% and 1.70% per annum of the Fund’s average daily net assets for Class A shares, Class C shares and Class I shares, respectively.  During the period ended April 30, 2009, the Advisor waived fees totaling $78,111.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's Operating Expenses attributable to Class A, Class C and Class I shares are subsequently less than 1.95%, 2.70% and 1.70% of average daily net assets, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 1.95%, 2.70% and 1.70% of average daily net assets for Class A, Class C and Class I shares, respectively. If Fund Operating Expenses attributable to Class A, Class C and Class I shares subsequently exceed 1.95%, 2.70% and 1.70% per annum of the Fund's average daily net assets, respectively, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). As of April 30, 2009, the Advisor has $78,111 of waived/reimbursed expenses that may be recovered as follows:

Amount:	Expiration:
$78,111	April 30, 2012

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets for Class A shares (of which up to 0.25% is a shareholder service fee) and 1.00% of its average daily net assets for Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder service fee) is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor.  During the period ended April 30, 2009, pursuant to the Plan, Class A shares paid $7,896 and Class C shares paid $747.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares and is an affiliate of GFS.

The Fund pays each Trustee who is not affiliated with the Trust or Advisor a pro rata share of the total fee of $7,500 per quarter as well as reimbursement for any reasonable expenses incurred when attending meetings. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements, GFS is compensated for providing administration, fund accounting, transfer agency and custody administration services to the Fund as follows:

Administration.  The Fund pays GFS an asset-based fee in decreasing amounts as Fund assets reach certain breakpoints. The Fund is subject to a minimum annual fee. The Fund also pays GFS for any out-of-pocket expenses.   Fees are billed monthly as follows:

The greater of:

A minimum annual fee of $36,000 or

10 basis points or 0.10% per annum on the first $100 million in net assets

8 basis points or 0.08% per annum on the next $150 million in net assets

6 basis points or 0.06% per annum on net assets greater than $250 million

Fund Accounting.  Total charges for Fund Accounting services include asset-based fees and out-of-pocket expenses. Fees are calculated based upon the average net assets of the Fund for the previous month. The Fund pays GFS a base annual fee of $32,400 plus a basis point fee in decreasing amounts as Fund assets reach certain breakpoints, as follows:

2 basis points or 0.02% on net assets of $25 million to $100 million

1 basis point or 0.01% on net assets greater than $100 million

Transfer Agency.  For the services rendered by GFS in its capacity as transfer agent, the Fund pays GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges.   The fees are billed monthly as follows:

-

The greater of the annual minimum or per account charges.   The annual minimum is $13,500 per class and the per account charge is $14.00 per account.

Custody Administration. Pursuant to the terms of the Fund’s Custody Administration Agreement with GFS (the “Custody Administration Agreement”), the Fund pays an asset-based fee in decreasing amounts as Fund assets reach certain breakpoints. The Fund also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Administration Agreement. GFS’s fees collected for the period ended April 30, 2009 were $1,376. The Custody fees listed in the Statement of Operations include the fees paid to GFS pursuant to the Custody Administration Agreement.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives from the Fund an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.  For the period ended April 30, 2009, the Fund incurred expenses of $12,740 for compliance services pursuant to the Trust’s Agreement with NLCS.  Such fees would be included in the line item marked “Compliance Officer fees” on the Statement of operations in the shareholder report.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.   For the period ended April 30, 2009, GemCom collected amounts totaling $1,841 for EDGAR and printing services performed.

5.  REDEMPTION FEE

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund.  For the period ended April 30, 2009, the Fund assessed $894 in redemption fees for Class A, $1 for Class C and $2,398 for Class I.

6.   DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following period was as follows:

As of April 30, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

The difference between book basis and tax basis unrealized appreciation and accumulated net realized loss from security transactions are attributable to the tax deferral of losses on wash sales and book/tax differences due to grantor trust adjustments.  The difference between book basis and tax basis undistributed ordinary income is attributable to grantor trust adjustments.

At April 30, 2009, the Fund had a capital loss carry forward for federal income tax purposes available to offset future capital gains through April 30, 2017 of $69,236.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer $1,266,728 of such capital losses.

Permanent book and tax differences, attributable to distributions in excess of net investment income, resulted in reclassification for the period ended April 30, 2009 as follows: a decrease in paid-in capital of $123,013; an increase in accumulated net investment income of $126,799; and a increase in accumulated net realized loss from investments of $3,786.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees

Northern Lights Fund Trust and

Shareholders of

EAS Genesis Fund

We have audited the accompanying statement of assets and liabilities of EAS Genesis Fund, a series of Northern Lights Fund Trust (the “Trust”), including the portfolio of investments, as of April 30, 2009, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period August 14, 2008 (commencement of operations) through April 30, 2009. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EAS Genesis Fund as of April 30, 2009, the results of its operations, the change in its net assets and the financial highlights for the period August 14, 2008 (commencement of operations) through April 30, 2009, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

June 26, 2009

EAS Genesis Fund

EXPENSE EXAMPLES

April 30, 2009 (Unaudited)

As a shareholder of the EAS Genesis Fund, you incur two types of costs: (1) transaction costs, including contingent deferred sales charges (CDSCs) and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the EAS Genesis Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2008 through April 30, 2009.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the EAS Genesis Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Actual	Beginning Account Value 11/1/08	Ending Account Value 4/30/09	Expenses Paid During Period 11/1/08 – 4/30/09*	Expense Ratio During the Period 11/1/08-4/30/09
Class A	$1,000.00	$957.20	$9.46	1.95%
Class C	1,000.00	955.00	13.09	2.70%
Class I	1,000.00	958.50	8.26	1.70%

Hypothetical (5% return before expenses)	Beginning Account Value 11/1/08	Ending Account Value 4/30/09	Expenses Paid During Period 11/1/08 – 4/30/09*	Expense Ratio During the Period 11/1/08-4/30/09
Class A	$1,000.00	$1,015.12	$9.74	1.95%
Class C	1,000.00	1,011.41	13.47	2.70%
Class I	1,000.00	1,016.36	8.50	1.70%

*Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

EAS GENESIS FUND

SUPPLEMENTAL INFORMATION

April 30, 2009 (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.  The term of office of each Trustee listed below began during the year 2005 and will continue indefinitely. Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

Independent Trustees
Name (Age) Address Position held with the Fund Principal Occupations and Other Directorships During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee
L. Merill Bryan**(64) Trustee since 2005 Retired. Formerly, Senior Vice President and Chief Information Officer of Union Pacific Corporation (a railroad company) Other Directorships: AdvisorOne Funds (5 portfolios)	40

Anthony J. Hertl (58)

Trustee since 2005

Consultant to small and emerging businesses since 2000; Retired in 2000 as Vice President of Finance and Administration of Marymount College, Tarrytown, New York where he served in this capacity for four years. Prior thereto, he spent thirteen years at Prudential Securities in various management capacities including Chief Financial Officer – Specialty Finance Group, Director of Global Taxation and Capital Markets Controller.  Mr. Hertl is also a Certified Public Accountant.

Other Directorships: AdvisorOne Funds (5 portfolios); Satuit Capital Management Trust; The Z-Seven Fund, Inc. and Greenwich Advisors Trust

40
Gary W. Lanzen (54) Trustee since 2005 Chief Investment Officer since 2006, formerly President, Orizon Investment Counsel, LLC; Partner, Orizon Group, Inc. (a financial services company) Other Directorships: AdvisorOne Funds (5 portfolios)	40
Mark H. Taylor (44) Trustee since 2007 Professor (John P. Begley Endowed Chair in Accounting, Creighton University since 2002) Other Directorships: Lifetime Achievement Mutual Fund (Director and Audit Committee Chairman)	40
Interested Trustees and Officers
Michael Miola*** (56) Trustee since 2005 Chief Executive Officer and Manager of Gemini Fund Services, LLC; Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Orion Advisor Services, LLC, CLS Investment Firm, LLC, GemCom, LLC, Northern Lights Distributors, LLC and Northern Lights Compliance Services, LLC. Other Directorships: AdvisorOne Funds (5 portfolios); Constellation Trust Co.	40

EAS GENESIS FUND

SUPPLEMENTAL INFORMATION (Continued)

April 30, 2009 (Unaudited)

Interested Trustees and Officers (Continued)
Name (Age) Address Position held with the Fund Principal Occupations and Other Directorships During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee

Andrew Rogers (39)

450 Wireless Blvd.; Hauppauge, NY  11788

President since June 2006

President and Manager, Gemini Fund Services, LLC (since March 2006); formerly Senior Vice President and Director of Administration (2001- 2005); Formerly Manager, Northern Lights  Compliance Services, LLC (2006-2008); Manager (since March 2006) and President (since 2004), GemCom LLC

Other Directorships: N/A

N/A

Emile R. Molineaux (46)

450 Wireless Blvd.; Hauppauge, NY  11788

Secretary since 2006

General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Secretary and  CCO, Northern Lights Compliance Services, LLC  (2003 – Present); In-house Counsel, The Dreyfus Funds (1999 – 2003)

Other Directorships: N/A

N/A

Kevin E. Wolf (39)

450 Wireless Blvd.; Hauppauge, NY  11788

Treasurer since June 2006

Director of Fund Administration, Gemini Fund Services, LLC (2006 – Present); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2006); Vice-President, GemCom, LLC (2004 - Present); Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004)

Other Directorships: N/A

N/A

Lynn Bowley (50)

Chief Compliance Officer since June 2007

Compliance Officer of Northern Lights Compliance Services, LLC (2007-Present); Vice President of Investment Support Services for Mutual of Omaha Companies (2002-2006)

Other Directorships: N/A

N/A

* The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

**From December 2006 through April 2007, L. Merill Bryan, a non-interested trustee of the Trust, invested $143,080 in a limited liability company ("LLC"). This investment is required to be disclosed because one of the other members of the LLC is under common control with the Fund’s distributor.  As of May 2007, Mr. Bryan is no longer a member of the LLC.

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-327-0757.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-EAS-0757 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-EAS-0757.

INVESTMENT ADVISOR

Emerald Asset Advisors, LLC

2843 Executive Park Drive

Weston, FL 33331

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

LEGAL COUNSEL

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2009 - $12,500

(b)

Audit-Related Fees

2009 – None

(c)

Tax Fees

2009- $2,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2009 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2009

Audit-Related Fees:

0.00%

Tax Fees:

0.00%

All Other Fees:

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2009 - $2,500

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

7/6/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

7/6/09

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

7/6/09